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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 8, 1999
                                                           ------


                  AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                 1-7255           59-1219710
       ------------------------------------------------------------
       (State or incorporation    (Commission       (IRS Employer
        or organization)        File Number)    Identification No.)



          1776 American Heritage Life Drive
                Jacksonville, Florida                        32224
       ------------------------------------------------------------------
             (Address of principal executive offices)        (Zip Code)



             Registrant's telephone number:        (904) 992-1776
                                             -----------------------------


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         Reference is made to a copy of a news release of American Heritage Life Investment Corporation, dated July 9, 1999, announcing an agreement to merge American Heritage Life Investment Corporation with and into a subsidiary of The Allstate Corporation, which release is filed as Exhibit 99 to this report, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number         Description of Exhibit
             --------------         ----------------------

                    99              News release of American Heritage Life
                                    Investment Corporation, dated July 9, 1999














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                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMERICAN HERITAGE LIFE INVESTMENT
                                         CORPORATION



Date:  July 9, 1999                 By:   /s/ T. O'Neal Douglas
                                          -------------------------------------
                                          T. O'Neal Douglas
                                          Chairman and Chief Executive Officer


















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                                  EXHIBIT INDEX

         The following designated exhibit is filed herewith:

Exhibit
-------
  99              News release of American Heritage Life Investment Corporation, dated July 9, 1999



























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